UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): December 17, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	September ‘09	October ‘09	November ‘09
Process Management	-15 to -10	-10 to -5	-5 to 0
Industrial Automation	> -30	-30 to -25	-20
Network Power	-15	-15 to -10	-5 to 0
Climate Technologies	-5 to 0	+5	+5 to +10
Appliance and Tools	-25 to -20	-20	-10
Total Emerson	-20 to -15	-15 to -10	-10 to -5

November 2009 Order Comments:

Emerson’s trailing three-month order rate decline moderated to down 5 to 10 percent, with currency positively impacting orders by over 10 percentage points.  Sequential improvement has been realized in Emerson’s trailing three-month underlying orders excluding currency every month since July and continues to support the sales forecast provided during the November 3, 2009 conference call.

The Process Management order rate was flat to down 5 percent in the trailing three-month period.   Currency exchange rates positively impacted the order rate by approximately 21 percentage points due to the weakening of the U.S. dollar resulting in a significant positive backlog revaluation.  The trailing three-month underlying orders excluding currency have remained at similar levels since July.

Order trends for Industrial Automation continued to show sequential improvement each month in the trailing three-month period.  Currency exchange rates positively impacted orders by approximately 7 percentage points.

The trailing three-month order rate for Network Power included growth in the China network power systems and the embedded power businesses, which helped moderate the decline in orders.  The weakening of the U.S. dollar positively impacted orders by approximately 7 percentage points.

Climate Technologies order trends benefited from growth in Asia and in the temperature sensors business.

Growth in some of the consumer-related businesses and easier comparisons to the prior year period contributed to the improved order trends in the Appliance and Tools business segment.

Upcoming Investor Events:

On Tuesday, February 2, 2010, Emerson will issue the Company’s first quarter 2010 results.  Emerson senior management will discuss the results during an investor conference call that will be held the same day.   The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

February 5, 2010 – Emerson’s Annual Investment Community Update

            Location:  New York City

            Time:  8:30 a.m. to 11:45 a.m. Eastern Standard Time

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: December 17, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary